Exhibit 10.1

SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT, dated as of October 26, 2011 (this "Amendment"), is among PERRIGO COMPANY (the "Borrower"), the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") and RBS CITIZENS, N.A., as Syndication Agent (in such capacity, the "Syndication Agent").

INTRODUCTION

The Borrower, the Lenders, the Administrative Agent and the Syndication Agent have entered into a Term Loan Agreement dated as of April 22, 2008, as amended by the First Amendment to Term Loan Agreement dated as of October 8, 2011 (as further amended or modified from time to time, the "Term Loan Agreement"). The Borrower desires to amend the Term Loan Agreement as set forth herein, and the Lenders are willing to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO TERM LOAN AGREEMENT - REQUIRED LENDER CONSENT

Upon the satisfaction of the conditions in Section 4.1 hereof, the Term Loan Agreement is amended as of the date hereof as follows:

1.1    The following definitions in Section 1.01 are restated:

"Adjusted One Month LIBOR Rate" means, an interest rate per annum equal to the sum of (i) 1.00% per annum plus (ii) the Adjusted LIBO Rate for a one month Interest Period     on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based     on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day.

“Guaranty” means each guaranty or similar agreement executed by any of the Guarantors and Guaranteeing the Secured Obligations, as amended, supplemented or otherwise modified from time to time, and in form and substance satisfactory to the Administrative Agent.

"Material Indebtedness" means Indebtedness (other than the Term Loans), and/or Swap Agreement Obligations (based on the net mark-to-market amount) of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding the Dollar Equivalent of $50,000,000.

"Senior Notes" means Borrower's 4.91% $115,000,000 Senior Notes, Series 2010-A, 5.45% $150,000,000 Senior Notes, Series 2010-B, 5.55% $150,000,000 Senior Notes, Series 2010-C, 5.97% $75,000,000 Senior Notes, Series 2008-A, 6.37% $125,000,000 Senior Notes, Series 2008-B and its 4.27% $75,000,000 Senior Notes, Series 2011-A, 4.52% $175,000,000 Senior Notes, Series 2011-B, to be issued on December 15, 2011 and its 4.67% $100,000,000 Senior Notes, Series 2011-C, as issued under the Master Note Purchase Agreement.

"Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

1.2    The following definitions are added to Section 1.01 in appropriate alphabetical order:

“Exempt Foreign Subsidiary Debt” means any Indebtedness of a Foreign Subsidiary and which satisfies the following conditions: (a) if a Release Period is not in effect, neither the Borrower nor any of its other Subsidiaries is liable, whether directly, indirectly, contingently or otherwise, for under such Indebtedness, other than Foreign Subsidiaries that are the parent or subsidiaries of such Foreign Subsidiary, or (b) if a Release Period is in effect, neither the Borrower nor any Domestic Subsidiary is liable, whether directly, indirectly, contingently or otherwise, for such Indebtedness.

“Master Note Purchase Agreement” means the Master Note Purchase Agreement dated as of May 29, 2008 among the Borrower and the purchasers named therein, as supplemented by the First Supplement to Master Note Purchase Agreement, dated as of April 30, 2010 among the Borrower and the purchasers named therein, by the Second Supplement to Master Note Purchase Agreement, dated as of September 1, 2011 among the Borrower and the purchasers named therein and as further amended or modified from time to time.

“Release Date” means any date after the date hereof on which no Default is continuing and either of the following events occurs: (a) Moody’s issues a rating for the Index Debt (that has not been placed on negative watch) of Baa1 (stable or better outlook) or higher, or (b) S&P issues a rating for the Index Debt (that has not been placed on negative watch) of BBB+ (stable or better outlook) or higher.

“Release Period” means any period after the date hereof commencing on the occurrence of a Release Date and ending on a Trigger Date subsequent to such Release Date.

“Trigger Date” means any date after any Release Date on which any of the following events shall have occurred: (a) Moody’s has issued a rating for the Index Debt of Baa3 or lower or Moody’s has ceased to issue a rating for the Index Debt or (b) S&P has issued a rating for the Index Debt of BBB- or lower or S&P has ceased to issue a rating for the Index Debt.

"2011 Credit Agreement" means the Credit Agreement dated October 26, 2011 among the Borrower, certain Foreign Subsidiary Borrowers parties thereto, the Lenders parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as it may from time to time amended or otherwise modified, and any successor to or replacement of such agreement or the credit facilities evidenced thereby, as each such successor or replacement may from time to time be amended or otherwise modified, in each case, to the extent not prohibited hereby.

1.3     Section 1.01 is amended by deleting the definition of “2010 Credit Agreement”.

1.4     Section 5.09 is restated as follows:

SECTION 5.09. Additional Covenants. If at any time the Borrower, any Guarantor or any Foreign Subsidiary that is required to have 65% or more of the Equity Interests pledged under Section 2.17 shall enter into or be a party to any instrument or agreement, including all such instruments or agreements in existence as of the date hereof and all such instruments or agreements entered into after the date hereof, relating to or amending any provisions applicable to any of its Indebtedness which in the aggregate, together with any related Indebtedness, exceeds $100,000,000, but excluding Exempt Foreign Subsidiary Debt, which includes financial covenants or the equivalent thereof not substantially provided for in this Agreement or more favorable to the lender or lenders thereunder than those provided for in this Agreement, then the Borrower shall promptly so advise the Administrative Agent and the Lenders. If the Administrative Agent or the Required Lenders shall request, upon notice to the Borrower, the

Administrative Agent and the Lenders shall enter into an amendment to this Agreement or an additional agreement (as the Administrative Agent may request), providing for substantially the same financial covenants or the equivalent thereof as those provided for in such instrument or agreement to the extent required and as may be selected by the Administrative Agent.

1.5    Section 6.01(e) is restated as follows:

(e) other Indebtedness in an aggregate amount not exceed an amount equal to 15% of Consolidated Total Tangible Assets.

1.6    Section 6.02 is restated as follows:

SECTION 6.02 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)     Permitted Encumbrances;

(b)     Liens on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, as reduced from time to time;

(c)    Precautionary UCC filings with respect to operating leases of the Borrower or any Domestic Subsidiary;

(d)    Liens on assets of Subsidiaries solely in favor of the Borrower or a Guarantor as secured party and securing Indebtedness owing by a Subsidiary to the Borrower or a Guarantor;

(e)    Liens on the Collateral securing, on a pro rata basis, the Secured Obligations hereunder, the "Secured Obligations" as defined in the 2011 Credit Agreement (provided that the aggregate principal amount outstanding thereunder shall not exceed $950,000,000, as reduced from time to time), the Indebtedness under the Senior Notes (provided that the aggregate principal amount outstanding thereunder shall not exceed $965,000,000, as reduced from time to time) and the other obligations defined as "Secured Obligations" under the Intercreditor Agreement, all subject to the terms of the Intercreditor Agreement and the other Collateral Documents and related agreements governing the pro rata sharing of the Collateral and other rights and terms with respect to the Collateral (and the Administrative Agent is authorized by each Lender to execute the Intercreditor Agreement and such other Collateral Documents and related agreements on behalf of each such Lender (including without limitation such joinders, amendments and supplements thereto) to implement such Liens and pro rata sharing of the Collateral and other rights and terms as determined by the Administrative Agent);

(f)    Liens in favor of JPMorgan on cash collateral securing the obligations of a "Defaulting Lender" as defined in the 2011 Credit Agreement to fund risk participations under the 2011 Credit Agreement;

(g)    Liens (in addition to the Liens permitted above in this Section 6.02) on assets of the Borrower and its Subsidiaries securing indebtedness in the aggregate less than an amount equal to 5% of Consolidated Total Tangible Assets, provided that such Liens assumed or created in connection with an Acquisition after the date hereof may secure Indebtedness in an aggregate amount of up to $25,000,000 in excess of 5% of Consolidated Total Tangible Assets for a period of time not to exceed 60 days after any such Acquisition; and

(h)     Liens (in addition to the Liens permitted above in this Section 6.02) on assets of the Borrower's Foreign Subsidiaries assumed or created in connection with an Acquisition after the date hereof and not created in contemplation of such Acquisition and securing Indebtedness in the aggregate less than an amount equal to 10% of Consolidated Total Tangible Assets, provided that such Liens may secure Indebtedness in an aggregate amount of up to $25,000,000 in excess of 10% of Consolidated Total

Tangible Assets for a period of time not to exceed 60 days after any such Acquisition.

1.7    Section 6.03 is amended by adding the parenthetical "(other than the Borrower)" after the words "any Person" at the start of the clause (ii) of Section 6.03.

1.8    Section 6.04(g) is restated as follows:

(g) Guarantees, investments, loans or advances not otherwise permitted by this Section 6.04 not in excess of fifteen percent (15%) of Consolidated Total Assets in the aggregate.

1.9    Section 6.09(c) is restated as follows:

(c) prohibit any such sale, lease, license, transfer, assignment or other disposition if in any Fiscal Year of the Borrower, the aggregate book value (disregarding any write-downs of such book value other than ordinary depreciation and amortization) of all of the business, assets, rights, revenues and property disposed of shall be less than 20% of the aggregate book value of the Consolidated Total Assets as of the end of the immediately preceding Fiscal Year and the business, assets, rights, revenues and property disposed of shall be responsible for less than     20% of the consolidated net sales or net income of the Borrower and its Subsidiaries for the immediately preceding Fiscal Year, and if immediately after any such transaction, no Default shall exist or shall have occurred and be continuing.

1.10    Schedules 3.06 through 8.08 attached to the Term Loan Agreement are replaced with Schedules 3.06 through 6.08 attached to this Amendment.

ARTICLE 2. AMENDMENTS TO TERM LOAN AGREEMENT - ALL LENDER CONSENT

Upon the satisfaction of the conditions in Sections 4.1 and 4.2 hereof, the Term Loan Agreement is amended as of the date hereof as follows:

2.1    Section 2.17 is amended by adding the following subsection to the end thereof:

(e) Notwithstanding the foregoing, the Guaranties and Collateral required under this Section 2.17, if no Default exists and if the Liens on the Collateral and all Guarantees of Subsidiaries in favor of the holders of the Senior Notes and other obligations pursuant to the Master Note Purchase Agreement, of the lenders under the 2011 Credit Agreement and of any other lenders secured by the Collateral are released (either automatically by operation of the applicable agreements upon the release under this Section 2.17(e) or by any additional agreements under which such release occurs prior to or simultaneously with the release under this Section 2.17(e)), then the Guaranties and Collateral required under this Section 2.17 shall be released upon the occurrence of a Release Date and shall not be required during a Release Period, provided that the Guaranties and Collateral required under this Section 2.17 that have been so released shall be reinstated upon the occurrence of a Trigger Date thereafter and the Borrower agrees to execute and deliver, and cause its Subsidiaries to execute and deliver, such Guaranties, Collateral Documents and other documents required under this Section 2.17 promptly after a Trigger Date upon the request of the Administrative Agent. The Borrower agrees to promptly provide all notices and certificates to the holders of the Senior Notes under the Master Note Purchase Agreement, and take such other actions that may be required, with respect to the release of the Lien on the Collateral and release of the Guarantees of Subsidiaries as described in this Section 2.17(e).

2.2    Section 6.04(d) is restated as follows:

(d) Investments, loans or advances made by (i) the Borrower or any Subsidiary to the Borrower or any Domestic Subsidiary that is a Guarantor, (ii) any Foreign Subsidiary that is not a Guarantor to any Subsidiary, or (iii) during a Release Period, the Borrower or any Subsidiary to the Borrower or any Subsidiary.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants that:

3.1    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary action and are not in material contravention of any requirement of law, or of the terms of the Borrower's bylaws or other charter documents, or of any contractual obligation of the Borrower and will not result in the imposition of any Lien on any of its property or of any of its Subsidiaries except for Permitted Liens.

3.2    This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

3.3    After giving effect to this Amendment, the representations and warranties contained in Article III of the Term Loan Agreement are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

3.4    After giving effect to this Amendment, no Default exists or has occurred and is continuing on the date hereof.

ARTICLE 4. CONDITIONS OF EFFECTIVENESS

4.1    This Amendment shall be effective as of the date hereof (provided that the amendments to the Term Loan Agreement set forth in Article 2 shall not be effective unless the conditions in Section 4.2 are also satisfied) when (a) it shall be executed by the Borrower, the Required Lenders and the Administrative Agent, (b) the Consent and Agreement attached hereto is signed by the Guarantors, (c) the 2011 Credit Agreement shall be effective simultaneously with this Amendment, and (d) the Administrative Agent has received a copy of resolutions of the Borrower's board of directors authorizing the Borrower to enter into this Amendment.

4.2    The amendments to the Term Loan Agreement set forth in Article 2 shall be effective if and when the conditions set forth in Section 4.1 are satisfied and this Amendment is executed by each of the Lenders. If this Amendment is not executed by each of the Lenders, but the conditions set forth in Section 4.1 are satisfied, all provisions of this Amendment (other than the amendments to the Term Loan Agreement set forth in Article 2) shall be effective.

ARTICLE 5. MISCELLANEOUS

5.1    All references in any Loan Document to the Term Loan Agreement shall be deemed references to the Term Loan Agreement, as amended hereby and as further amended or modified from time to time.

5.2    Except as expressly amended hereby, the Borrower agrees that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document.

5.3    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Term Loan Agreement. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument, and signatures sent by facsimile or electronic mail message shall be enforceable as originals.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

PERRIGO COMPANY

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as a Lender                             and as Administrative Agent
                            By /s/ Thomas A. Gamm
Name: Thomas A. Gamm
Title: Managing Director

RBS CITIZENS, N.A., as a Lender and as Syndication Agent

By /s/ André A. Nazareth
Name: André A. Nazareth
Title: Senior Vice President

WELLS FARGO BANK, N.A.

By /s/ Pete Martinets
Name: Pete Martinets
Title: Managing Director

FIFTH THIRD BANK

By /s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

FIRST HAWAIIAN BANK

By /s/ Dawn Hofmann
Name: Dawn Hofmann
Title: Vice President

HSBC BANK USA, N.A.

By /s/ Lewis Fisher
Name: Lewis Fisher
Title: Senior Vice President

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Term Loan Agreement.

L. PERRIGO COMPANY

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO COMPANY OF SOUTH CAROLINA, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO PHARMACEUTICALS COMPANY

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL HOLDINGS, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO HOLLAND, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO FLORIDA, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL HOLDINGS II, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PBM HOLDINGS, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PBM NUTRITIONALS, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PADDOCK LABORATORIES, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

CHEMAGIS USA, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO NEW YORK, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

Schedule 3.06

Disclosed Matters (Litigation and Environmental Matters)

No Disclosure.

Schedule 3.07

Disclosed Matters (Compliance with Laws and Agreements)

No Disclosure.

Schedule 6.01

Existing Non-Guarantor Subsidiary Indebtedness

1.    Short Term Line of Credit dated as of May 26, 2010 between Perrigo API India Pvt. Ltd. (“Perrigo India”) as borrower and Hong Kong and Shanghai Banking Corporation Ltd. as lender. As of October 18, 2011 the principal amount outstanding was 60,000,000 Indian rupees (approximately $1,221,100), and 146,000,000 India rupees (approximately $2,971,300) remained undrawn and available. The credit line expires November 26, 2011 but can be extended by mutual agreement of the parties.

2.    Loan Agreement dated as of December 29, 2010 between Perrigo India as borrower and certain persons who are minority owners of Perrigo India as lenders. As of October 18, 2011 the principal amount outstanding was 74,762,969 Indian rupees (approximately $1,521,600), and no additional drawing were available under the Loan Agreement. The facility is payable in installments starting in fiscal 2017 with the final installment due August 30, 2019.

3.    Term Loan dated as of July 6, 2011 between Perrigo India as borrower and Hong Kong and Shanghai Banking Company Ltd. as lender. As of October 18, 2011 the principal amount outstanding was 50,000,000 Indian Rupees (approximately $1,017,600), and 217,600,000 Indian rupees (approximately $4,428,525) remained undrawn and available through June 22, 2012. All amounts drawn under the Term Loan will mature July 6, 2016.

4.    Indebtedness described in Item 7 of Schedule 6.04.

Schedule 6.02

Existing Liens

1.    See attached UCC lien summary.

2.	Perrigo Israel Pharmaceuticals Ltd.: (i) general floating lien (State of Israel), November 1997, (ii) lien on all fixed assets (State of Israel), August 1983.

3.	Chemagis Ltd.: general floating lien (State of Israel), April 1989.

The liens in favor of the State of Israel were created for Agis participation in the Investment Center of the State of Israel.

UCC/LITIGATION SEARCH SCHEDULE

DEBTOR: PERRIGO COMPANY

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 10/4/11	United Rentals (North America), Inc.	2006017644-7 1/27/06	Termination: 2006041501-5 3/8/06	Equipment purchase
		J.R. Automation Technologies, LLC	2006067081-3 4/13/06	Termination: 2006196190-0 11/24/06	Specific Equipment Pursuant to MI Special Tool Lien Act
		J.R. Automation Technologies, LLC	2006135379-7 8/4/06	Termination: 2008114465-9 7/21/08	Specific Equipment Pursuant to MI Special Tool Lien Act
		J.R. Automation Technologies, LLC	2008114465-9 7/21/08	Termination: 200921832-8 2/10/09	Specific Equipment Pursuant to MI Special Tool Lien Act
		US Bancorp	2009165073-1 11/20/09		Specific Equipment Informational only
		Raymond Leasing Corporation	2010004858-4 1/11/10		Specific Equipment Lease
		US Bancorp	2010004514-6 1/12/10		Specific Equipment Informational only
		US Bancorp	2010010354-4 1/21/10		Specific Equipment Informational only
		US Bancorp	2010010355-6 1/21/10		Specific Equipment Informational only
		US Bancorp	2010034149-7 3/12/10		Specific Equipment Informational only
		US Bancorp	2010034150-0 3/12/10		Specific Equipment Informational only
		US Bancorp	2010053898-7 4/20/10		Specific Equipment Informational only
		US Bancorp	2010087108-4 6/25/10		Specific Equipment Informational only

US Bancorp	2010087109-6 6/25/10	Specific Equipment Informational only
US Bancorp	2010112824-4 8/23/10	Specific Equipment Informational only
US Bancorp	2010113856-2 8/24/10	Specific Equipment Informational only
US Bancorp	2010115093-6 8/26/10	Specific Equipment Informational only
US Bancorp	2010124850-3 9/16/10	Specific Equipment Informational only
Raymond Leasing Corporation	2010130105-2 9/28/10	Specific Equipment Lease
US Bancorp	2010135415-4 10/8/10	Specific Equipment Informational only
US Bancorp	2010135417-8 10/8/10	Specific Equipment Informational only
US Bancorp	2010135420-5 10/8/10	Specific Equipment Informational only
US Bancorp	2010140579-7 10/20/10	Specific Equipment Informational only
J.R. Automation Technologies, LLC	2010144910-5 10/28/10	Specific Equipment Pursuant to MI Special Tool Lien Act
U.S. Bancorp Business Equipment Finance Group	2010145883-7 10/29/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010145885-1 10/29/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010149233-4 11/8/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010151418-0 11/12/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010151419-2 11/12/10	Specific Equipment Informational only

U.S. Bancorp Business Equipment Finance Group	2010153163-1 11/17/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010153164-3 11/17/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010155293-8 11/22/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	20100155294-0 11/22/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010155295-2 11/22/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010160213-7 12/3/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010160214-9 12/3/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010160759-3 12/6/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010160760-6 12/6/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010162112-5 12/8/10	Specific Equipment Informational only
Cisco Systems Capital Corporation	2010163952-6 12/13/10	Equipment Lease
U.S. Bancorp Business Equipment Finance Group	2010165661-1 12/16/10	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010168457-1 12/22/10	Specific Equipment Informational only

U.S. Bancorp Business Equipment Finance Group	2011001465-0 1/4/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006984-5 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006985-7 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006986-9 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006987-1 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006988-3 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006989-5 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006989-5 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011006990-8 1/17/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011018568-7 2/8/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011018569-9 2/8/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2010153164-3 11/17/10	Specific Equipment Informational only

U.S. Bancorp Business Equipment Finance Group	2011018570 2/8/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019376-1 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019378-5 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019379-7 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019380-0 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019381-2 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019382-4 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019383-6 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019384-8 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019385-0 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019386-2 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019387-4 2/9/11	Specific Equipment Informational only

U.S. Bancorp Business Equipment Finance Group	2011019388-6 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019389-8 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011019390-1 2/9/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011020182-3 2/10/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011020682-3 2/11/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011021458-9 2/14/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011021459-1 2/14/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011021460-4 2/14/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011021461-6 2/14/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011023073-5 2/16/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011024945-5 2/21/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011032657-4 3/8/11	Specific Equipment Informational only

U.S. Bancorp Business Equipment Finance Group	2011036440-9 3/15/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011036441-1 3/15/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011037170-7 3/16/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011037171-9 3/16/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011037172-1 3/16/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011064906-1 5/4/11	Specific Equipment Informational only
U.S. Bancorp Business Equipment Finance Group	2011068026-9 5/11/11	Specific Equipment Informational only

DEBTOR: L. PERRIGO COMPANY

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description

MICHIGAN SOS/ UCC DIVISION	THRU 10/4/11	Alpha Financial Group, Inc. ASSIGNEE: DELTA CAPITAL IV, INC. ASSIGNEE: COMERICA BANK	C309569 01/17/90	C500861 07/22/91 C500862 07/22/91 C911282 12/02/94 D551788 08/09/99 2004157300-4 08/06/04 2009131947-4 9/15/09	Equipment Lease assignment assignment continuation continuation continuation continuation
		nmhg financial services, inc.	2003199489-0 10/20/03	20080821120-0 5/23/08	equipment lease continuation
		crown credit company	2004127249-8 06/23/04	2008196343-9 12/29/08	equipment lease continuation
		Data Sales Co., Charter #DC2H-474	2005058280-2 3/31/05		equipment lease
		Data Sales Co., Charter #DC2H-474	2005074391-7 4/25/05		equipment lease
		ervin leasing company	2005078649-8 5/02/05		equipment lease
		ervin leasing company	2005078650-1 5/02/05		equipment lease
		Data Sales Co., Charter #DC2H-474	2005084801-0 5/9/05		equipment lease
		Data Sales Co., Charter #DC2H-474	2005104723-9 6/9/05		equipment lease
		Toyota Motor Credit Corporation	2005105083-2 6/10/05		equipment lease
		Toyota Motor Credit Corporation	2005105148-0 6/10/05		equipment lease
		ervin leasing company	2005113921-0 6/24/05		equipment lease
		ervin leasing company	2005113922-2 6/24/05		equipment lease

ervin leasing company	2005113923-4		equipment lease
Data Sales Co., Charter #DC2H-474	2005126558-4 7/14/05		equipment lease
Toyota Motor Credit Corporation	2005142121-9 8/10/05		equipment lease
Data Sales Co., Charter #DC2H-474	2005151475-9 8/26/05		equipment lease
Data Sales Co., Charter #DC2H-474	2005193573-7 11/07/05		equipment lease
ervin leasing company	2005201600-7 11/21/05		equipment lease
ervin leasing company	2005201601-9 11/21/05	2006032128-2 2/22/06	equipment lease Amendment
IBM Credit LLC	2005209401-3 12/6/05		Equipment Lease
Data Sales Co., Charter #DC2H-474	2006001969-7 1/3/06		equipment lease
Internal Revenue Service	2006022262-4 1/31/06	2006056098-5 3/30/06	Federal Tax Lien Release of Lien
Data Sales Co., Charter #DC2H-474	2006073427-5 4/21/06		equipment lease
ervin leasing company	2006074040-6 4/24/06		equipment lease
ervin leasing company	2006106201-7 6/14/06		equipment lease
ervin leasing company	2006152211-6 9/25/06		equipment lease
IBM Credit LLC	2006181697-7 10/27/06		Equipment Lease
Data Sales Co., Charter #DC2H-474	2006194534-8 11/20/06		equipment lease
Data Sales Co., Charter #DC2H-474	2006211485-5 12/21/06		equipment lease
IBM Credit LLC	2007000266-8 1/2/07		equipment lease
IBM Credit LLC	2007006498-5 1/11/07		equipment lease
Data Sales Co., Charter #DC2H-474	2007016102-0 1/29/07		equipment lease

ervin leasing company	2007016580-2 1/30/07		equipment lease
Toyota Motor Credit Corporation	2007023917-5 2/12/07		equipment lease
Industrial Leasing	2007032582-6 2/28/07	Termination: 2009178973-4 12/22/09	Equipment Lease
Data Sales Co., Charter #DC2H-474	2007059850-6 4/16/07		equipment lease
Ervin Leasing Company	2007060943-6 4/18/07		Equipment Lease
Ervin Leasing Company	2007060944-8 4/18/07		Equipment Lease
Citicorp Leasing, Inc.	2007062719-3 4/20/07		Equipment Lease
Ervin Leasing Company	2007071472-0 5/4/07		Equipment Lease
Ervin Leasing Company	2007071473-2 5/4/07		Equipment Lease
Ervin Leasing Company	2007071474-4 5/4/07		Equipment Lease
Ervin Leasing Company	200708063-6 5/22/07		Equipment Lease
Data Sales Co., Charter #DC2H-474	2007087769-7 6/1/07		equipment lease
Ervin Leasing Company	2007088994-5 6/5/07		Equipment Lease
Ervin Leasing Company	2007097169-7 6/19/07		Equipment Lease
Ervin Leasing Company	2007097174-8 6/19/07		Equipment Lease
Ervin Leasing Company	2007097175-0 6/19/07	2008019241-9 2/5/08	Equipment Lease Amendment
Ervin Leasing Company	2007097176-2 6/19/07		Equipment Lease
Ervin Leasing Company	2007106686-5 7/5/07		Equipment Lease
Ervin leasing Company	2007119075-5 7/30/07		equipment Lease

Ervin Leasing Company	2007119076-7 7/30/07	Equipment Lease
Ervin Leasing Company	2007119077-9 7/30/07	Equipment Lease
Ervin Leasing Company	2007119078-1 7/30/07	Equipment Lease
Ervin Leasing Company	2007119079-3 7/30/07	Equipment Lease
Ervin Leasing Company	2007120540-5 8/1/07	Equipment Lease
Ervin Leasing Company	2007120541-7 8/1/07	Equipment Lease
Ervin Leasing Company	2007120542-9 8/1/07	Equipment Lease
Data Sales Co., Charter #DC2H-474	2007127187-2 8/13/07	equipment lease
Ervin Leasing Company	2007128274-8 8/15/07	Equipment Lease
Ervin Leasing Company	2007152452-6 9/28/07	Equipment Lease
Ervin Leasing Company	2007158958-4 10/10/07	Equipment lease
Ervin Leasing Company	2007158969-7 10/10/07	equipment Lease
Ervin Leasing Company	2007165781-8 10/23/07	Equipment Lease
Ervin Leasing Company	2007165782-0 10/23/07	Equipment Lease
Ervin Leasing Company	2007165787-0 10/23/07	Equipment Lease
Ervin Leasing Company	2007165788-2 10/23/07	Equipment Lease
Industrial Leasing, inc.	2007174884-7 11/8/07	Equipment Lease
Ervin Leasing Company	2008003235-8 1/7/08	Equipment lease
Data Sales Co., Charter #DC2H-474	2008009690-8 1/17/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008009691-0 1/17/08	equipment lease

Ervin Leasing Company	2008010858-7 1/22/08	Equipment Lease
Ervin Leasing Company	2008010859-9 1/22/08	Equipment Lease
Ervin Leasing Company	2008010860-2 1/22/08	Equipment Lease
Ervin Leasing Company	2008010861-4 1/22/08	Equipment Lease
Data Sales Co., Charter #DC2H-474	2008011511-4 1/22/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008015289-5 1/28/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008015290-8 1/28/08	equipment lease
Ervin Leasing Company	2008028720-6 2/22/08	Equipment Lease
Ervin Leasing Company	2008028723-2 2/22/08	Equipment lease
Ervin Leasing Company	20080428334-5 3/19/08	Equipment Lease
Ervin Leasing Company	2008042835-7 3/19/08	Equipment Lease
Erwin Leasing Company	2008042836-9 3/19/08	Equipment Lease
Erwin Leasing Company	2008057708-5 4/15/08	Equipment Lease
Erwin Leasing Company	2008057709-7 4/15/08	Equipment Lease
Erwin Leasing Company	2008066256-7 4/29/08	Equipment Lease
Data Sales Co., Charter #DC2H-474	2008079200-5 5/19/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008079201-7 5/19/08	equipment lease
Erwin Leasing Company	2008088642-2 6/4/08	Equipment Lease
IBM Credit LLC	2008104550-8 7/1/08	Computer Equipment Lease
Erwin Leasing Company	2008105479-7 7/3/08	Equipment Lease

Erwin Leasing Company	2008105480-0 7/3/08	Equipment Lease
Erwin Leasing Company	2008105481-2 7/3/08	Equipment Lease
Erwin Leasing Company	2008105482-4 7/3/08	Equipment Lease
Erwin Leasing Company	2008105483-6 7/3/08	Equipment Lease
Erwin Leasing Company	2008105484-8 7/3/08	Equipment Lease
Erwin Leasing Company	2008105485-0 7/3/08	Equipment Lease
Erwin Leasing Company	2008122078-8 8/4/08	Equipment Lease
Erwin Leasing Company	2008133575-5 8/26/08	Equipment Lease
Erwin Leasing Company	2008133576-7 8/26/08	Equipment Lease
Erwin Leasing Company	2008133577-9 8/26/08	Equipment Lease
Erwin Leasing Company	2008133578-1 8/26/08	Equipment Lease
Industrial Leasing LLC	2008135007-4 8/28/08	Specific Equipment
Erwin Leasing Company	2008136224-5 9/2/08	Equipment Lease
Erwin Leasing Company	2008136225-7 9/2/08	Equipment Lease
Erwin Leasing Company	2008143459-1 9/16/08	Equipment Lease
Data Sales Co., Charter #DC2H-474	2008151087-2 9/29/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008151088-4 9/29/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008151089-6 9/29/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008151090-9 9/29/08	equipment lease
Data Sales Co., Charter #DC2H-474	2008151091-1 9/29/08	equipment lease

Erwin Leasing Company	2008154089-9 10/06/08		Equipment Lease
Industrial leasing LLC	2008163072-5 10/22/08	Termination: 2009124098-4 8/26/09	Specific Equipment
Erwin Leasing Company	2008171626-0 11/7/08		Equipment Lease
Erwin Leasing Company	2008171627-2 11/07/08		Equipment Lease
Erwin Leasing Company	2008171648-6 11/07/08		Equipment Lease
Erwin Leasing Company	2008171649-8 11/07/08		Equipment Lease
Erwin Leasing Company	2008171650-1 11/07/08		Equipment Lease
Erwin Leasing Company	2008171653-7 11/07/08		Equipment Lease
Erwin Leasing Company	2008171687-8 11/07/08		Equipment Lease
Industrial Leasing LLC	2008187100-4 12/10/08		Specific Equipment
Erwin Leasing Company	2008197434-3 12/30/08		Equipment Lease
Erwin Leasing Company	2008197435-5 12/30/08		Equipment Lease
Erwin Leasing Company	2008197436-7 12/30/08		Equipment Lease
Erwin Leasing Company	2008197437-9 12/30/08		Equipment Lease
Erwin Leasing Company	2008197438-1 12/30/08		Equipment Lease
Erwin Leasing Company	2009002059-5 1/6/09		Equipment Lease
Erwin Leasing Company	2009002060-8 1/6/09		Equipment Lease
Erwin Leasing Company	2009002061-0 1/6/09		Equipment Lease
Erwin Leasing Company	2009002063-4 1/6/09		Equipment Lease
Erwin Leasing Company	2009002064-6 1/6/09		Equipment Lease

Erwin Leasing Company	2009002065-8 1/6/09	Equipment Lease
Erwin Leasing Company	2009002083-6 1/6/09	Equipment Lease
Data Sales Co., Charter #DC2H-474	2009011583-7 1/23/09	equipment lease
Data Sales Co., Charter #DC2H-474	2009011584-9 1/23/09	equipment lease
Data Sales Co., Charter #DC2H-474	200911585-1 1/23/09	equipment lease
Erwin Leasing Company	2009019106-5 2/5/09	Equipment Lease
Erwin Leasing Company	2009019135-6 2/5/09	Equipment Lease
Erwin Leasing Company	2009019136-8 2/5/09	Equipment Lease
Erwin Leasing Company	2009019137-0 2/5/09	Equipment Lease
Erwin Leasing Company	2009026799-1 2/19/09	Equipment Lease
Data Sales Co., Charter #DC2H-474	2009028359-1 2/23/09	equipment lease
Erwin Leasing Company	2009033130-4 3/4/09	Equipment Lease
Erwin Leasing Company	2009036945-4 3/11/09	Equipment Lease
Erwin Leasing Company	2009036946-6 3/11/09	Equipment Lease
Data Sales Co., Charter #DC2H-474	2009045223-5 3/26/09	equipment lease
Data Sales Co., Charter #DC2H-474	2009045225-9 3/26/09	equipment lease
Data Sales Co., Charter #DC2H-474	2009069005-1 5/6/09	equipment lease
Data Sales Co., Charter #DC2H-474	2009086104-2 6/10/09	equipment lease
Data Sales Co., Charter #DC2H-474	2009086105-4 6/10/09	equipment lease
IBM Credit LLC	2009091969-1 6/19/09	Computer Equipment Lease

IBM Credit LLC	2009095794-4 6/26/09	Computer Equipment Lease
Industrial leasing LLC	2009097252-8 6/30/09	Specific Equipment
IBM Credit LLC	2009098535-9 7/1/09	Computer Equipment Lease
IBM Credit LLC	2009100477-0 7/7/09	Computer Equipment Lease
IBM Credit LLC	2009106981-5 7/21/09	Computer Equipment Lease
Bank of America, National Association, as Agent (Assignor) Perrigo Receivables, LLC	2009111047-2 7/29/09	All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.
Ervin Leasing Company	2009114957-4 8/6/09	Equipment Lease
Data Sales Co., Charter #DC2H-474	2009116588-3 8/10/09	equipment lease
IBM Credit LLC	2009119766-4 8/17/09	Computer Equipment Lease
IBM Credit LLC	2009127774-1 9/2/09	Computer Equipment Lease
IBM Credit LLC	2009135098-7 9/21/09	Computer Equipment Lease
National City Commercial Capital Company, LLC (Assignor) EMC Corporation	2009143508-8 10/7/09	Specific Equipment Listing
Data Sales Co., Charter #DC2H-474	2009145679-1 10/12/09	equipment lease
IBM Credit LLC	2009150695-2 10/22/09	Computer Equipment Lease
IBM Credit LLC	2009152794-4 10/26/09	Computer Equipment Lease
IBM Credit LLC	2009157318-1 11/03/09	Computer Equipment Lease
Data Sales Co., Charter #DC2H-474	2009161761-5 11/12/09	equipment lease
IBM Credit LLC	2009167051-7 11/25/09	Computer Equipment Lease
Industrial Leasing LLC	2009168109-1 11/30/09	Specific Equipment Listing

IBM Credit LLC	2009179569-8 12/22/09	Computer Equipment Lease
IBM Credit LLC	2009181491-7 12/28/09	Computer Equipment Lease
IBM Credit LLC	2009182281-3 12/29/09	Computer Equipment Lease
IBM Credit LLC	2010002584-1 1/6/10	Computer Equipment Lease
IBM Credit LLC	2010008463-1 1/19/10	Computer Equipment Lease
Data Sales Co., Charter #DC2H-474	20100010283-3 1/20/10	equipment lease
IBM Credit LLC	2010020196-0 2/11/10	Computer Equipment Lease
IBM Credit LLC	2010022958-8 2/18/10	Computer Equipment Lease
IBM Credit LLC	2010023373-9 2/19/10	Computer Equipment Lease
IBM Credit LLC	2010024338-6 2/22/10	Computer Equipment Lease
IBM Credit LLC	2010029366-0 3/3/10	Computer Equipment Lease
IBM Credit LLC	2010030141-7 3/4/10	Computer Equipment Lease
IBM Credit LLC	2010032796-6 3/10/10	Computer Equipment Lease
IBM Credit LLC	2010034805-9 3/15/10	Computer Equipment Lease
IBM Credit LLC	2010045281-0 4/2/10	Computer Equipment Lease
National City Commercial Capital Company, LLC (Assignor): EMC Corporation	2010046443-5 4/6/10	Specific Equipment Listing
IBM Credit LLC	20100058205 4/29/10	Computer Equipment Lease
IBM Credit LLC	2010065063-2 5/12/10	Computer Equipment Lease
Data Sales Co., Inc. Charter #DC-24-474	2010065533-9 5/13/10	Equipment Lease
Data Sales Co., Inc. Charter #DC-24-474	2010065534-1 5/13/10	Equipment Lease
IBM Credit LLC	2010072575-6 5/26/10	Computer Equipment Lease
Data Sales Co., Inc. Charter #DC-24-474	2010074877-8 6/1/10	Equipment Lease

IBM Credit LLC	2010075031-7 6/1/10	Computer Equipment Lease
IBM Credit LLC	2010077099-1 6/4/10	Computer Equipment Lease
IBM Credit LLC	2010079576-5 6/10/10	Computer Equipment Lease
IBM Credit LLC	2010090177-4 6/30/10	Computer Equipment Lease
IBM Credit LLC	2010091351-5 7/2/10	Computer Equipment Lease
Kingsbridge Holdings, LLC (Assignor): Scandia Capital Partners, Inc.	2010091497-3 7/2/10	Forklifts and other assets by SP, as Lessor by assignment from Scandia Capital Partners Inc., to Debtor as Lessee, under Equipment Schedule No. 001 to Master Lease Agreement dated 5/20/10.
Kingsbridge Holdings, LLC (Assignor): Scandia Capital Partners, Inc.	2010091498-5 7/2/10	Forklifts and other assets by SP, as Lessor by assignment from Scandia Capital Partners Inc., to Debtor as Lessee, under Equipment Schedule No. 002 to Master Lease Agreement dated 5/20/10.
Kingsbridge Holdings, LLC (Assignor): Scandia Capital Partners, Inc.	2010091499-7 7/2/10	Forklifts and other assets by SP, as Lessor by assignment from Scandia Capital Partners Inc., to Debtor as Lessee, under Equipment Schedule No. 003 to Master Lease Agreement dated 5/20/10.
Kingsbridge Holdings, LLC (Assignor): Scandia Capital Partners, Inc.	2010091497-3 7/2/10	Forklifts and other assets by SP, as Lessor by assignment from Scandia Capital Partners Inc., to Debtor as Lessee, under Equipment Schedule No. 004 to Master Lease Agreement dated 5/20/10.

Kingsbridge Holdings, LLC (Assignor): Scandia Capital Partners, Inc.	2010091502-6 7/2/10	Forklifts and other assets by SP, as Lessor by assignment from Scandia Capital Partners Inc., to Debtor as Lessee, under Equipment Schedule No. 005 to Master Lease Agreement dated 5/20/10.
Data Sales Co., Inc. Charter #DC2H-474	2010095056-3 7/12/10	Equipment Lease
IBM Credit LLC	2010108174-9 8/10/10	Computer Equipment Lease
IBM Credit LLC	2010109227-3 8/12/10	Computer Equipment Lease
IBM Credit LLC	2010114427-4 8/25/10	Computer Equipment Lease
IBM Credit LLC	2010118208-4 9/2/10	Computer Equipment Lease
IBM Credit LLC	2010123351-4 9/14/10	Computer Equipment Lease
IBM Credit LLC	2010124208-2 9/15/10	Computer Equipment Lease
IBM Credit LLC	2010126284-4 9/20/10	Computer Equipment Lease
Data Sales Co., Inc. Charter #DC-24-474	2010126241-4 9/20/10	Equipment Lease
IBM Credit LLC	2010129506-9 9/27/10	Computer Equipment Lease
IBM Credit LLC	2010130796-5 9/29/10	Computer Equipment Lease
IBM Credit LLC	2010138762-2 10/15/10	Computer Equipment Lease
IBM Credit LLC	2010140624-4 10/20/10	Computer Equipment Lease
IBM Credit LLC	2010144493-9 10/27/10	Computer Equipment Lease
IBM Credit LLC	2010155943-7 11/23/10	Computer Equipment Lease
Data Sales Co., Inc. Charter #DC-2H-474	2010161307-7 12/07/10	Equipment Lease
Data Sales Co., Inc. Charter #DC-2H-474	2010161309-1 12/07/10	Equipment Lease
IBM Credit LLC	2010163313-2 12/10/10	Computer Equipment Lease
IBM Credit LLC	2010166336-3 12/17/10	Computer Equipment Lease
IBM Credit LLC	2010166971-9 12/20/10	Computer Equipment Lease

IBM Credit LLC	2010171085-7 12/29/10	Computer Equipment Lease
IBM Credit LLC	2011001384-8 1/4/11	Computer Equipment Lease
Industrial Leasing, LLC	2011013801-8 1/31/11	Specific Equipment
IBM Credit LLC	2011015333-7 2/1/11	Computer Equipment Lease
IBM Credit LLC	2011016071-2 2/3/11	Computer Equipment Lease
Data Sales Co., Inc. Charter #DC-2H-474	2011016629-5 2/4/11	Equipment Lease
IBM Credit LLC	2011017618-3 2/7/11	Computer Equipment Lease
State of Michigan	2011019235-3 2/9/11	Tax Lien: $7,525.99
IBM Credit LLC	2011019358-3 2/9/11	Computer Equipment Lease
IBM Credit LLC	2011030555-6 3/3/11	Computer Equipment Lease
Data Sales Co., Inc. Charter #DC-2H-474	2011030586-1 3/3/11	Equipment Lease
IBM Credit LLC	2011031181-4 3/4/11	Computer Equipment Lease
IBM Credit LLC	2011034747-7 3/11/11	Computer Equipment Lease
IBM Credit LLC	2011037140-4 3/16/11	Computer Equipment Lease
Data Sales Co., Inc. Charter #DC-2H-474	2011044137-6 3/29/11	Equipment Lease
IBM Credit LLC	2011044328-1 3/39/11	Computer Equipment Lease
IBM Credit LLC	2011049069-6 4/5/11	Computer Equipment Lease
IBM Credit LLC	2011053534-9 4/13/11	Computer Equipment Lease
IBM Credit LLC	2011054318-2 4/14/11	Computer Equipment Lease
Wells Fargo, N.A.	2011062106-3 4/29/11	Equipment Lease
Wells Fargo, N.A.	2011062109-9 4/29/11	Equipment Lease
Wells Fargo, N.A.	2011062111-4 4/29/11	Equipment Lease
Wells Fargo, N.A.	2011062114-0 4/29/11	Equipment Lease
Wells Fargo, N.A.	201106216-4 4/29/11	Equipment Lease
Wells Fargo, N.A.	2011062118-8 4/29/11	Equipment Lease

Wells Fargo, N.A.	2011062395-4 4/29/11	Equipment Lease
Wells Fargo, N.A.	2011062397-8 4/29/11	Equipment Lease
Wells Fargo, N.A.	2011065472-1 5/5/11	Equipment Lease
Wells Fargo, N.A.	2011066054-6 5/6/11	Equipment Lease
IBM Credit LLC	2011071218-1 5/18/11	Computer Equipment Lease
IBM Credit LLC	2011078498-0 5/31/11	Computer Equipment Lease
Wells Fargo, N.A.	2011093459-7 6/29/11	Equipment Lease
Wells Fargo, N.A.	2011093476-3 6/9/11	Equipment Lease
Wells Fargo, N.A.	2011093482-6 6/29/11	Equipment Lease
Wells Fargo, N.A.	2011093508-2 6/29/11	Equipment Lease
IBM Credit LLC	2011095363-6 7/1/11	Computer Equipment Lease
IBM Credit LLC	2011095364-8 7/1/11	Computer Equipment Lease
IBM Credit LLC	201100096-7 7/13/11	Computer Equipment Lease
IBM Credit LLC	2011107186-5 7/26/11	Computer Equipment Lease
IBM Credit LLC	2011110314-3 8/1/11	Computer Equipment Lease
IBM Credit LLC	2011113368-9 8/5/11	Computer Equipment Lease
Data Sales Co., Inc.	2011118937-1 8/18/11	Equipment Lease
IBM Credit LLC	2011119255-6 8/18/11	Computer Equipment Lease
Data Sales Co., Inc.	2011122056-9 8/25/11	Equipment Lease
IBM Credit LLC	2011126096-7 9/2/11	Computer Equipment Lease
Data Sales Co., Inc.	2011126542-4 9/6/11	Equipment Lease
Wells Fargo, N.A.	2011132800-0 9/20/11	Equipment Lease
Data Sales Co., Inc.	2011133695-6 9/21/11	Equipment Lease
PNC Equipment, LLC EMC Corporation (Assignor)	2011138320-8 9/30/11	Specific Equipment Listing

PNC Equipment, LLC EMC Corporation (Assignor)	2011138321-0 9/30/11	Specific Equipment Listing
IBM Credit LLC	2011138381-6 9/30/11	Computer Equipment Lease
IBM Credit LLC	2011139796-6 10/4/11	Computer Equipment Lease

DEBTOR: PERRIGO COMPANY OF SOUTH CAROLINA, Inc.

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 10/4/11	Park National Bank Vision Financial Group, Inc. U.S. Bank National Association	2007146446-5 9/18/07	Assignment: U.S. Bank National Association 2010138123-8 10/13/10	Equipment Lease
		Park National Bank Vision Financial Group, Inc. U.S. Bank National Association	2007170359-0 10/30/07	Assignment: U.S. Bank National Association 2010138132-7 10/13/10	Equipment Lease
		Vision Financial Group, Inc. Park National Bank	2008068215-3 5/1/08	Assignment: Park National Bank 2008188749-9 12/12/08	Equipment Lease

Vision Financial Group, Inc. Park National Bank U.S. Bank National Association	2008104714-6 7/2/08	Assignment: Park National Bank 2008188767-7 12/12/08 Assignment: U.S. Bank National Association 2010138181-0 10/13/10	Equipment lease
Charles Bowman & Company	2008168716-6 10/31/08	Termination: 2009097843-1 7/1/09	Consignment Goods
L. Perrigo Company	2009109652-1 7/28/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.
Bank of America, National Association, as Agent (Assignor) Perrigo Receivables, LLC	2009111048-4 7/29/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.

DEBTOR: PERRIGO PHARMACEUTICALS COMPANY

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 10/04/11	L. Perrigo Company	2009109653-3 7/28/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.
		Bank of America, National Association, as Agent (Assignor) Perrigo Receivables, LLC	2009111050-9 7/29/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.
		J.R. Automation Technologies, LLC	2010144910-5 10/28/10		Specific Equipment Pursuant to MI Special Tool Lien Act

DEBTOR: PERRIGO INTERNATIONAL, LLC

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 10/4/11	JPMorgan Chase Bank, N.A., as Agent JPMorgan Chase Bank, N.A.	2005047985-3 3/17/05	Amendment: Collateral Restatement 2008062417-5 4/22/08 Continuation: 2009146914-2 10/14/09 Amendment: Secured party name change to JPMorgan Chase Bank, N.A. 2009163975-1 11/18/09	Stock pledge
		JPMorgan Chase Bank, N.A., as Administrative Agent under a Term loan Agreement	2008062416-3 4/22/08	Termination: 2010155134-2 11/22/10	Stock Pledge
		JPMorgan Chase Bank, N.A., as Collateral Agent	2008084567-8 5/29/08		Stock Pledge
			2010155134-2		UCC forthcoming

DEBTOR: PERRIGO HOLLAND INC.

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	10/4/2011	L. Perrigo Company	2009109655-7 7/28/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.
		Bank of America, National Association, as Agent (Assignor) Perrigo Receivables, LLC	2009111049-6 7/29/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.

DEBTOR: Perrigo Florida Inc.

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Florida SOS/ UCC DIVISION	THRU 9/30/11	L. Perrigo Company	2011477897X 6/14/11
Debtor’s right, title and interest, whether now owned or hereafter acquired, whether existing on the effective date of the Cross-Sale Agreement (7/23/09) or thereafter arising at any time and wherever located in and on the following:

(i) Conveyed Receivables and
(ii) related Assets

		Bank of America, National Association , as agent Perrigo Receivables, LLC	201104778988 6/14/11
Debtor’s right, title and interest, whether now owned or hereafter acquired, whether existing on the effective date of the Cross-Sale Agreement (7/23/09) or thereafter arising at any time and wherever located in and on the following:

(i) Conveyed Receivables and
(ii) related Assets
(iii) Blocked Accounts

DEBTOR: Perrigo International Holdings LLC

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Michigan SOS/ UCC DIVISION	THRU 10/4/11	No Lien of Record

DEBTOR: Perrigo International Holdings II Inc.

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Delaware SOS/ UCC DIVISION	THRU 9/21/11	JPMorgan Chase Bank, N.A., as Collateral Agent	2010 3519406 10/08/10		Stock Pledge

DEBTOR: PBM Nutritionals, LLC

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Delaware SOS/ UCC DIVISION	THRU 11/5/10	Wachovia bank, National Association, as Administrative Agent	6338617-4 9/29/06	Termination: 2010 3468828 10/05/10 Continuation: 2011 2096991 6/2/11	All Assets and Personal Property of the Debtor
		US Bancorp	2007 0638089 2/20/07		Lease Equipment
		US Bancorp	2008 1030004 3/25/08		Equipment filing Informational
		US Bancorp	2008 1165594 4/3/08		Equipment filing Informational
		Bank of America, National Association, as Agent Perrigo Receivables, LLC	2011 2266198 6/14/11
Debtor’s right, title and interest, whether now owned or hereafter acquired, whether existing on the effective date of the Cross-Sale Agreement (7/23/09) or thereafter arising at any time and wherever located in and on the following:

(i) Conveyed Receivables and
(ii) related Assets
(iii) Blocked Accounts

		L. Perrigo Company	2011 22662206 6/14/11
Debtor’s right, title and interest, whether now owned or hereafter acquired, whether existing on the effective date of the Cross-Sale Agreement (7/23/09) or thereafter arising at any time and wherever located in and on the following:

(i) Conveyed Receivables and
(ii) related Assets

DEBTOR: PBM Holdings, LLC

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Delaware SOS/ UCC DIVISION	THRU 11/5/10	Wachovia bank, National Association, as Administrative Agent	6338602-6 9/29/06	Amendment: Partial Release 2009 1847984 6/10/09 Termination: 2010 3468703 10/05/10 Continuation: 2011 2141680 6/6/11	All personal property of the Debtor now owned or hereafter acquired.
		Wachovia Financial Services, Inc.	2007 3611968 9/25/07	Termination: 2010 1518152 4/30/10	Airframe: Raytheon Aircraft FAA Registration No. N438BC Engines Pratt & Whitney Canada JT15D-5

DEBTOR: Paddock Laboratories, LLC

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Delaware SOS/ UCC DIVISION	THRU 9/21/11	No Liens of Record

DEBTOR: ChemAgis USA, Inc.

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Delaware SOS/ UCC DIVISION	THRU 10/11/11	No Liens of Record

DEBTOR: Perrigo New York, Inc.

Jurisdiction and Index Searched	Periods Covered	Secured Party	Initial File No. and File Date	Amendments (with File No. and File Date)	Collateral Description
Delaware SOS/ UCC DIVISION	THRU 10/11/11	Raymond Leasing Corporation	6376993-2 10/30/06		Equipment Lease
		Raymond Leasing Corporation	6383683-0 11/2/06		Equipment Lease
		Raymond Leasing Corporation	2008 1605235 5/8/08		Equipment Lease
		Raymond Leasing Corporation	2008 2593372 7/29/08		Equipment Lease
		L. Perrigo Company	2009 2398185 7/27/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.
		Bank of America, National Association, as Agent Perigo Receivables, LLC (Assignor)	2009 2429360 7/29/09		All Debtor’s right, title and interest in the following (i) Conveyed Receivables ann (ii) Related Assets All terms defined in Cross-Sale Agreement dated July 23, 2009.
		Raymond Leasing Corporation	2010 1090103 3/30/10		Equipment Lease
		Raymond Leasing Corporation	2011 1275059 4/6/11		Equipment Lease

Schedule 6.04

Investments

1.	Perrigo Asia Holding Company Ltd. has a 49.9% ownership interest in Zibo Xinhua-Perrigo Pharmaceutical Company Ltd.

2.	Perrigo New York, Inc. has a 18.5% ownership interest in Cobrek Parmaceuticals, Inc.

3.	Perrigo Israel Pharmaceuticals Ltd. has a 13.2% ownership interest in Meditor Pharmaceuticals Ltd.

4.
Perrigo Israel Pharmaceuticals Ltd. presently maintains a portfolio of auction rate securities with a total par value of $18,000,000, such receivables having been written down to a book value of $7,503,000 in the consolidated financial statement of Perrigo Company for the fiscal year ended June 25, 2011.

5.
Perrigo Company has guaranteed the various financial obligations and liabilities of Perrigo Mexico Holdings SA de CV, Perrigo de Mexico SA de CV, Quimica Farmacia SA de CV and Laboratories DIBA SA (collectively, “Perrigo Mexico”) to HSBC Mexico SA up to an aggregate amount of 15,000,000 Mexican pesos (approximately $1,103,000). As of October 14, 2011 Perrigo Mexico’s financial obligations to HSBC Mexico SA that were covered by the Perrigo Company guaranty were approximately 6,000,000 Mexican pesos (approximately $438,000).

6.
Perrigo Company has guaranteed the principal obligations of Perrigo API India Pvt. Ltd. (“Perrigo India”) under the Term Loan dated as of July 6, 2011 between Perrigo India as borrower and Hong Kong and Shanghai Banking Company Ltd. as lender, up to 267,600,000 Indian rupees (approximately $5,446,000). As of October 18, 2011 the principal obligations outstanding and covered by the Perrigo Company guaranty were 50,000,000 Indian rupees (approximately $1,017,600).

7.
Existing intercompany loans made by a Subsidiary to another Subsidiary, and intercompany guaranties made by a Subsidiary in favor of another Subsidiary as disclosed to the Lender on or before the Closing Date.

Schedule 6.08

Existing Restrictions

1.	Restrictions and conditions under the terms of Borrower’s 2011 Credit Agreement, Senior Notes and Permitted Securitization Transaction.

2.	Restrictions and conditions under the terms of the Investments referenced in items 1 – 3 of Schedule 6.04.

3.	Restrictions and conditions under the terms of Perrigo Netherlands B.V.’s, majority ownership interest in Perrigo API India, an India joint venture company.

4.	Restrictions and conditions under the terms of Perrigo Netherlands B.V.’s majority ownership interest of Chemagis India Private Ltd., an India joint venture company.